PACE® Select Advisors Trust

December 20, 2016

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2016, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE Alternative Strategies Investments (the "Fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees has appointed Principal Global Investors, LLC doing business as Macro Currency Group ("MCG") to serve as a new subadvisor to the fund. MCG will assume investment advisory responsibility with respect to the fund's portfolio effective on or around December 19, 2016.

Effective immediately the Summary Prospectus is hereby revised as follows:

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by inserting the following as the seventh bullet point under the fourth paragraph of that section:

•  A "diversified currency strategy" that seeks to produce absolute returns from a blend of a fundamental discretionary process and a fundamental systematic process by investing in developed market currency instruments.

The section captioned "Risk/return bar chart and table" on page 6 of the Summary Prospectus is revised by inserting the following as the third to last sentence of the first paragraph of that section:

MCG assumed day-to-day management of a separate portion of the fund's assets on December 19, 2016.

The section captioned "Investment manager and advisors" on page 7 of the Summary Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

In addition to UBS AM, Analytic Investors LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ"), Principal Global Investors, LLC doing business as Macro Currency Group ("MCG") and Aviva Investors Americas LLC ("Aviva") serve as the fund's other subadvisors.

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The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by inserting the following as the ninth bullet point of that section:

•  MCG—Mark Farrington, Managing Director and Head of MCG, and Ivan Petej, Managing Director and Head of Quantitative Strategy, have been portfolio managers of the fund since December 2016.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.